UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2013

Fortune Brands Home & Security, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of principal executive offices)

(Zip Code)

(847) 484-4400

Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 26, 2013, Mr. John N. Heppner, Chief Executive Officer and President of Fortune Brands Storage & Security LLC, a subsidiary of the Fortune Brands Home & Security, Inc. (“Home & Security” or the “Company”), notified the Company of his intention to retire by the end of 2013. The Company has initiated a process to find a candidate qualified to succeed Mr. Heppner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.

Date: February 28, 2013	By:	/s/ Lauren S. Tashma
	Name:	Lauren S. Tashma
	Title:	Senior Vice President, General Counsel and Secretary